UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2010

SALISBURY BANCORP, INC.
(Exact name of registrant as specified in charter)

Connecticut	000-24751	06-1514263
.(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut		06039-1868
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code:  (860) 435-9801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 2.                      Financial Information

Item 2.02.                       Results of Operations and Financial Condition

On February 2, 2010 Salisbury Bancorp, Inc. (the “Company”) issued a press release announcing 4th quarter and year end 2009 earnings.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Section 8.                      Other Events

Item 8.01.                       Other Events

The Board of Directors of Salisbury Bancorp, Inc. declared a $0.28 per share quarterly cash dividend at their January 29, 2010 Board Meeting.

The quarterly cash dividend will be paid on February 26, 2010 to shareholders of record as of February 12, 2010.

Section 9.                      Financial Statements and Exhibits

Item 9.01.                       Financial Statements and Exhibits

(c)        Exhibits
99.1	Press Release dated February 2, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: February 2, 2010	SALISBURY BANCORP, INC.

	By:	/s/ B. Ian McMahon
B. Ian McMahon
Chief Financial Officer

(Continued)